Exhibit A

                        JOINT ACQUISITION STATEMENT
                       PURSUANT TO RULE 13d - (f) (1)

The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statement. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.


After reasonable inquiry and to the best of its knowledge and belief, the undersigned certify that the information set forth in this Statement is true, complete and correct.


Dated as of this 28th day of October, 1999.


THE TCW GROUP, INC.

By:  /s/ Susan Marsch
   ------------------------------------------
   Name:  Susan Marsch
   Title: Authorized Signatory


TCW INVESTMENT MANAGEMENT CO.

By:  /s/ Susan Marsch
   ------------------------------------------
   Name:  Susan Marsch
   Title: Authorized Signatory


TCW ADVISORS, INC.

By:  /s/ Susan Marsch
   ------------------------------------------
   Name:  Susan Marsch
   Title: Authorized Signatory


ROBERT A. DAY

By:  /s/ Susan Marsch
   ------------------------------------------
   Name:  Susan Marsch
   Title: Under Power of Attorney dated
          March 31, 1999, on file with
          Schedule 13G for Hibbett
          Sporting Goods, Inc., dated
          April 9, 1999


TCW PRIVATE EQUITY HOLDINGS CORP.

By:  /s/ Susan Marsch
   ------------------------------------------
   Name:  Susan Marsch
   Title: Authorized Signatory


BAEZA & CO. L.L.C.

By:  /s/ Mario L. Baeza
   ------------------------------------------
   Name:  Mario L. Baeza
   Title: Authorized Signatory


MARIO L. BAEZA

By:  /s/ Mario L. Baeza
   ------------------------------------------
   Name:  Mario L. Baeza


TCW/LATIN AMERICA PARTNERS, L.L.C.

By:  TCW PRIVATE EQUITY HOLDINGS CORP.

     By:  /s/ Susan Marsch
        -------------------------------------
        Name:  Susan Marsch
        Title: Authorized Signatory


By:  BAEZA & CO. L.L.C.

     By:  /s/ Mario L. Baeza
        -------------------------------------
        Name:  Mario L. Baeza
        Title: Authorized Signatory


TCW/LATIN AMERICA MANAGEMENT PARTNERS, L.L.C.

By:  TCW/LATIN AMERICA PARTNERS, L.L.C.

     By:  TCW PRIVATE EQUITY HOLDINGS CORP.

          By:  /s/ Susan Marsch
             --------------------------------
             Name:  Susan Marsch
             Title: Authorized Signatory


     By:  BAEZA & CO. L.L.C.

          By:  /s/ Mario L. Baeza
             --------------------------------
             Name:  Mario L. Baeza
             Title: Authorized Signatory


TCW/LATIN AMERICA PRIVATE EQUITY PARTNERS

By:  TCW/LATIN AMERICA PARTNRS, L.L.C.

     By:  TCW PRIVATE EQUITY HOLDINGS CORP.

          By:  /s/ Susan Marsch
            ---------------------------------
            Name:  Susan Marsch
            Title: Authorized Signatory


     By:  BAEZA & CO. L.L.C.

          By:  /s/ Mario L. Baeza
             --------------------------------
             Name:  Mario L. Baeza
             Title: Authorized Signatory


TCW/CCI HOLDINGS L.L.C.

By:  /s/ Mario L. Baeza
   -------------------------------------
   Name:  Mario L. Baeza
   Title: Authorized Signatory